Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
November, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  12.74%
      November, 1997  16.96%
      October, 1997  12.62%
      September, 1997  8.63%


Cash Yield                                              36.54%

Investor Charge Offs                                    10.34%

Base Rate                                               9.25%

Over 35 Day Delinquency                                 5.38%

Seller's Interest                                       23.84%

Total Payment Rate                                      10.25%

Total Principal Balance                                $5,886,371,554.47

Investor Participation Amount                          $41,666,666.63

Seller Participation Amount                            $1,403,038,221.22